UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 8, 2020

AMERICAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-55456	46-3914127
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way, Suite 174, Fishers Indiana, 46038
(Address of principal executive offices)

(317) 855-9926
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On June 8, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors of American Resources Corporation (or the “Company”) approved the dismissal of MaloneBaily LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm.

The reports of MaloneBailey on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2018 and December 31, 2019, and through the date of termination, June 8, 2020, there were no “disagreements” with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference thereto in its reports on the consolidated financial statement for such years. During the fiscal years ended December 31, 2018 and December 31, 2019 and through June 8, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Registration S-K), except for the identified material weaknesses in its internal control over financial reporting as disclosed in the Company’s Annual Report.

The Company provided MaloneBailey with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested MaloneBailey furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not MaloneBailey agrees with the statements related to them made by the Company in this report. A copy of MaloneBailey’s letter dated June 11, 2020 is attached as Exhibit 16.1 to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On June 8, 2020, the Audit Committee approved the appointment of BF Borgers CPA, PC (“BF Borgers”) as the Company’s new independent public accounting firm, effective immediately. During the Company’s two most recent fiscal years, and any subsequent interim period prior to engaging BF Borgers, neither the Company, nor anyone on its behalf, consulted BF Borgers regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by BF Borgers that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.1. Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are attached hereto and filed herewith.

Exhibit No.	Description
16.1	Letter Dated June 11, 2020 from MaloneBailey LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: June 11, 2020	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer